                                                                    Exhibit 23.1

                   Consent Of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 19, 1999, included in AMF Bowling, Inc.'s Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.

                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP

Richmond, Virginia
June 21, 1999